UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2004

InVision Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-28236	94-3123544

(Commission File Number)	(IRS Employer Identification No.)

7151 Gateway Boulevard, Newark, CA	94560

(Address of principal executive offices)	(Zip Code)

(510) 739-2400

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Item 5: Other Events.
Item 7: Financial Statements and Exhibits.
SIGNATURE
EXHIBIT 99.1

Item 5: Other Events.

     On July 30, 2004, InVision Technologies, Inc. issued a press release, which is attached hereto as Exhibit 99.1 and incorporated herein by reference, entitled “InVision Technologies Announces Internal Investigation: Investigation Could Impact Acquisition of InVision by General Electric”; provided that the additional information about InVision on our website referred to under the caption “About InVision” is not incorporated herein.

Item 7: Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit
No.	Document
99.1	Press release issued by InVision Technologies, Inc. on July 30, 2004, entitled “InVision Technologies Announces Internal Investigation: Investigation Could Impact Acquisition of InVision by General Electric.”

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVISION TECHNLOGIES, INC.
Date: July 30, 2004	By:	/s/ Ross Mulholland
Ross Mulholland
Chief Financial Officer

Exhibit Index

Exhibit
No.	Document
99.1	Press release issued by InVision Technologies, Inc. on July 30, 2004, entitled “InVision Technologies Announces Internal Investigation: Investigation Could Impact Acquisition of InVision by General Electric.”